Exhibit 10.16

                          THE ZIEGLER COMPANIES, INC.
                              PERFORMANCE VESTING
                        INCENTIVE STOCK OPTION AGREEMENT

          This Option is granted the 17th day of August, 2000 by THE ZIEGLER COMPANIES, INC. (the "Company") to John J. Mulherin ("Optionee").

          1.   Option Governed by Terms of Option Agreement and Plan.  This
               -----------------------------------------------------
Option shall be exercisable only in accordance with the terms of this Option Agreement. This Option is also subject in all respects to the provisions of The Ziegler Companies, Inc. 1998 Stock Incentive Plan, as it may be amended from time to time (the "Plan"). Terms defined in the Plan where used herein shall have the meanings as so defined. Optionee hereby acknowledges receipt of a copy of the Plan.

          2.   Number of Shares Optioned, Option Price.  The Company grants to
               ---------------------------------------
Optionee the right and option to purchase, on the terms and conditions hereof, all or any part of an aggregate of 23,500 shares of Company Stock (the "Option"), at the purchase price of $15.50 per share.

          3.   Vesting of Option.  Subject to Optionee's continued employment
               -----------------
with the Company, the Option shall vest upon the achievement of the goals and in the installments set forth below:

          (a) one-third of the Option shall vest and become exercisable on the date on which the Fair Market Value of the Company Stock is not below $19.75 in any trade on the applicable exchange for 20 consecutive trading days.

          (b) an additional one-third of the Option shall vest and become exercisable on the date on which the Fair Market Value of the Company Stock is not below $24.00 in any trade on the applicable exchange for 20 consecutive trading days, and

          (c) an additional one-third of the Option shall vest and become exercisable on the date on which the Fair Market Value of the Company Stock is not below $28.25 in any trade on the applicable exchange for 20 consecutive trading days;

provided, however, that any installment of the Option that did not previously vest shall vest and become exercisable upon the achievement of the performance goal(s) associated with the subsequent vesting of an installment of the Option. Notwithstanding anything contained herein to the contrary, if Optionee remains in the Company's continuous employment for seven years from the date of grant or if a "Change of Control" (as defined in Annex A hereto) occurs while Optionee is employed by the Company, the Option shall become immediately and fully vested and exercisable, without regard to the achievement of the performance goals.

          4.   Term of Option and Restriction on Exercise.  During Optionee's
               ------------------------------------------
lifetime this Option may be exercised only by him. All rights to exercise this Option shall expire ten years from the date this Option is granted. Except as provided in paragraphs 5 and 6, this Option may not be exercised unless Optionee is, at the date of the exercise, in the employ of the Company and shall have been continuously so employed since the date hereof.

          5.   Death or Disability of Optionee.  In the event that the
               -------------------------------
employment of Optionee shall cease because of death or as a result of "Disability" (as defined in Annex A hereto) this Option, whether or not otherwise exercisable at the time of such termination, shall be exercisable at any time within one year after such termination of employment, in the case of Optionee's death, by the estate of Optionee or by a person who acquired the right to exercise this Option by bequest or inheritance from Optionee or, in the case of Disability, by Optionee subject to the condition that this Option shall not be exercisable after the expiration of ten years from the date the Option was granted. This Option or any portion of this Option not so exercised shall terminate.

          6.   Other Termination.  Unless otherwise determined by the Committee,
               -----------------
if Optionee's employment is terminated by the Company for any reason other than due to Optionee's death or Disability or a termination for "cause" (as determined by the Committee prior to a Change of Control and as defined in the then applicable Change of Control Employment Agreement between the Company and Optionee after a Change of Control), this Option to the extent that it is otherwise exercisable on the date of such termination shall be exercisable at any time within (a) three months after the date of termination occurring prior to a Change of Control and (b) one year after a date of termination occurring after a Change of Control, but in each case not later than the expiration of ten years from the date the Option was granted. This Option or any portion of this Option not so exercised shall terminate. However, notwithstanding any other provision thereof, if the employment of Optionee is terminated for cause, as determined by the Committee prior to a Change of Control and as defined in the then applicable Change of Control Employment Agreement between the Company and Optionee after a Change of Control, this Option shall be deemed terminated immediately and not exercisable by such Optionee.

          7.   Method of Exercising Option.  This Option may be exercised by
               ---------------------------
Optionee delivering to the corporate secretary at his or her principal business office on any business day, a written notice specifying the number of shares of Company Stock underlying the Option that Optionee desires to purchase. The purchase price per share may be paid in full in cash or, in the discretion of the Committee, in shares of Company Stock, valued at their Fair Market Value determined as of the date of exercise of the Option, or, in a combination of cash and shares of Company Stock.

          8.   Deferral of Exercise.  Although the Company intends to exercise
               --------------------
its best efforts so that the shares of Company Stock purchasable upon the exercise of this Option will be registered under, or exempt from the registration requirements of the Federal Securities Act of 1934 (the "Act") and any applicable state securities law at the time the Option first becomes exercisable, if the exercise of this Option or any part of it would otherwise result in the violation by the Company of any provision of the Act or of any state securities law, the Company may require that such exercise be deferred until the Company has taken appropriate action to avoid any such violation.

          9.   Nontransferability.  This Option shall not be transferable by
               ------------------
Optionee except by will or the laws of descent and distribution and shall be exercisable during Optionee's lifetime only by Optionee. The Option herein granted and the rights and privileges pertaining thereto shall not be transferred, assigned, pledged or hypothecated in any way, whether by operation of law or otherwise, and shall not be subject to execution, attachment or similar process.

          10.  Rights as Shareholder.  Optionee shall not be deemed the holder
               ---------------------
of any shares covered by this Option until such shares are fully paid and issued to him/her upon exercise of this Option.

          11.  Changes in Stock.  If any stock dividend is declared upon the
               ----------------
Company Stock, or if there is any stock split, stock distribution, or other recapitalization of the Company with respect to the Company Stock, resulting in a split or combination or exchange of shares, the number and kind of shares then subject to the Option and the per share purchase price therefor shall be proportionately and appropriately adjusted, without any change in the aggregate purchase price to be paid to be paid therefor.

          12.  Incentive Stock Option.  The Option is intended to be an
               ----------------------
incentive stock option under Section 422 of the Code. If, for any reason, any portion of the Option can not be treated as an incentive stock option, such portion of the Option shall be treated as a non-qualified stock option.

          13.  Notice of Disposition.  If Optionee disposes of any shares
               ---------------------
acquired on the exercise of this Option within either (a) two years after the date of option grant or (b) one year after the date of option exercise, Optionee agrees to notify the Company within seven days of such disposition.

          14.  No Employment Agreement Intended.  This Agreement does not confer
               --------------------------------
upon Optionee any right to continuation of employment in any capacity by the Company and does not constitute an employment agreement of any kind.

          15.  Successors.  This Agreement shall be binding upon and inure to
               ----------
the benefit of any successor or successors of the Company.

          16.  Government and Other Regulations.  The obligation of the Company
               --------------------------------
to sell and deliver shares of Company Stock under this Plan shall be subject to all applicable laws, rules and regulations and the obtaining of all such approvals by governmental agencies as may be deemed necessary or desirable by the Board, including (without limitation) the satisfaction of all applicable federal, state and local tax withholding requirements.

          17.  Wisconsin Contract.  This Option has been granted in Wisconsin
               ------------------
and shall be construed under the laws of that state.

          IN WITNESS WHEREOF, the Company has caused these presents to be executed in its behalf by its President or Vice President, and Optionee has hereunto set his hand and seal, all as of the day and year first above written, which is the date of the granting of this Option.

                                   THE ZIEGLER COMPANIES, INC.

                                   By:  /s/ John R. Green
                                        -----------------------------------
                                        John R. Green, Chairman
                                        Organization and Compensation
                                        Committee

                                        /s/ John J. Mulherin
                                        -----------------------------------
                                        John J. Mulherin

                                    Annex A
                                    -------

"Change of Control" means:

     (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company or (iv) any acquisition by any corporation pursuant to a transaction that complies with sections (3)(A),
(3)(B) and (3)(C) of this definition; or

     (2) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (3) Consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

     (4) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

"Disability" means the absence of the Optionee from the Optionee's duties with the Company on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness that is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Optionee or the Optionee's legal representative.